Exhibit 99.1

Assertio Therapeutics Announces its Virtual 2020 Annual Meeting on May 19, 2020, and Mailing of its Joint Proxy Statement/Prospectus

Merger with Zyla Life Sciences Expected to Close Shortly After the 2020 Annual Meeting

Assertio Reaffirms its Ability to Achieve Upwards of $40 Million in Synergies

Will Report First Quarter 2020 Financial Results on Monday, May 11, 2020 Prior to the Open of Markets

LAKE FOREST, Ill. (April 20, 2020) (GLOBE NEWSWIRE) — Assertio Therapeutics, Inc. (“Assertio” or “the Company”) (NASDAQ: ASRT) today announced the date of its 2020 Annual Meeting, which will be held as a virtual meeting on May 19, 2020.  The Company also announced the mailing of a joint proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”) to stockholders.  At the 2020 Annual Meeting, the Company will ask its stockholders, among other things, to approve the issuance of shares to stockholders of Zyla Life Sciences (“Zyla”) in connection with the Company’s previously announced merger with Zyla  (the “Merger”).   Zyla (OTCQX: ZCOR) is planning to hold a Special Meeting of its stockholders on May 19, 2020 (the “Zyla Special Meeting”), to approve the Merger. Assertio expects the Merger to close shortly after the adjournment of the 2020 Annual Meeting and the Zyla Special Meeting.

The Company reaffirms its ability to achieve the stated target of upwards of $40 million in cost synergies upon close of the merger.

The Company also announced that it will release first quarter 2020 financial results on Monday, May 11, 2020, prior to the open of markets. Following the announcement, the Company will host a conference call and webcast beginning at 7:30 a.m. central standard time to discuss its results. Participants can access the live webcast by visiting http://investor.assertiotx.com.

About the Merger

The Merger will create a leading commercial pharmaceutical company with neurology, inflammation and pain products. The combined company will have a leading portfolio of branded non-steroidal anti-inflammatory drugs (NSAIDs) commonly used by neurologists, orthopedic surgeons, internists, women’s health providers, podiatrists and pain care specialists. Together, management intends to build a best-in-class specialty pharmaceutical company focused on commercial execution. The combined company will have the platform, profitability and financial strength to both grow its existing portfolio and acquire additional complementary assets.

Anticipated Strategic and Financial Benefits of the Combined Company

•                  Pro forma 2019 net product sales of approximately $128 million1

•                  Projected pro forma 2020:

•                  Non-GAAP adjusted EBITDA margin of greater than 25 percent

•                  Upwards of $40 million in cost synergies, in addition to Assertio’s previously announced $15 million in acceleration of cost savings initiatives

•                  Expected to result in leading portfolio of NSAIDs given complementary products

•                  Positioned to take advantage of trend toward non-opioid pain products

•                  Reduced Zyla debt and holding company is expected to have net debt to EBITDA leverage of two times

•                  Positioned to add differentiated products through acquisitions and partnerships

Additional details can be found in Assertio’s and Zyla’s respective Current Reports of Form 8-K filed with the Securities and Exchange Commission on March 17, 2020, as well as the Joint Proxy Statement/Prospectus dated as of April 20, 2020.

First Quarter 2020 Financial Results Audio Conference Call:

U.S. Dial-in Number: (877) 550-3745

International Dial-in Number: (281) 973-6277

Conference ID: 4097119

Participants can access the live webcast from the Investor Relations section of Assertio’s website at http://investor.assertiotx.com. Please access the website 15 minutes prior to the start of the call to download and install any necessary audio software.

An archived webcast replay will be available on the Company's website accessed by visiting http://investor.assertiotx.com

Note Regarding Use of Non-GAAP Financial Measures

Assertio and Zyla provide non-GAAP adjusted EBITDA margin, or earnings before interest, taxes, depreciation and amortization margin, as a financial measure. Assertio and Zyla believe that this non-GAAP financial measure, when considered together with the GAAP figures, can enhance an overall understanding of Assertio and Zyla’s financial performance. The non-GAAP financial measure is included with the intent of providing investors with a more complete understanding of operational results and trends. In addition, this non-GAAP financial measure is among the indicators each of Assertio’s and Zyla’s management uses for planning and forecasting purposes and measuring their respective company’s performance and which the combined company expects to use to measure the combined company’s performance. It should be considered in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. This non-GAAP financial measure may be calculated differently from, and therefore may not be comparable to, non-GAAP financial measures used by other companies.

1  Combined company pro forma results includes 2019 Cambia and Zipsor net product sales and 2019 Zyla net product sales, as if the transaction had occurred on January 1, 2019

About Assertio Therapeutics, Inc.

Assertio Therapeutics is committed to providing responsible solutions to advance patient care in the Company’s core areas of neurology, orphan and specialty medicines. Assertio currently markets two FDA-approved products and continues to identify, license and develop new products that offer enhanced options for patients that may be underserved by existing therapies. To learn more about Assertio, visit www.assertiotx.com.

About Zyla Life Sciences

Zyla Life Sciences is a business committed to bringing important products to patients and healthcare providers. Zyla is focused on marketing its portfolio of medicines for pain and inflammation. The company portfolio includes six products: SPRIX® (ketorolac tromethamine) Nasal Spray, ZORVOLEX® (diclofenac), VIVLODEX® (meloxicam), INDOCIN® (indomethacin) suppositories, INDOCIN® oral suspension and OXAYDO® (oxycodone HCI, USP) tablets for oral use only - CII. To learn more about Zyla Life Sciences, visit www.zyla.com.

Forward Looking Statements

Statements in this communication that are not historical facts are forward-looking statements that reflect Assertio’s and Zyla’s respective management’s current expectations, assumptions and estimates of future performance and economic conditions. These forward-looking statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to, among other things, future events or the future performance or operations of Assertio and Zyla, respectively. All statements other than historical facts may be forward-looking statements; words such as “anticipate,” “believe,” “could,” “design,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “imply,” “intend,” “may”, “objective,” “opportunity,” “outlook,” “plan,” “position,” “potential,” “predict,” “project,” “prospective,” “pursue,” “seek,” “should,” “strategy,” “target,” “would,” “will” or other similar expressions that convey the uncertainty of future events or outcomes are used to identify forward-looking statements. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the control of Assertio or Zyla. Factors that could cause Assertio’s or Zyla’s actual results (or the actual results of the new combined company) to differ materially from those implied in the forward-looking statements include: (1) the risk that the conditions to the closing of the proposed Merger are not satisfied, including the risk that required approvals for the proposed Merger from the stockholders of Assertio or Zyla are not obtained; (2) the occurrence of any event, change or other circumstances that either could give rise to the right of one or both of Assertio or Zyla to terminate the Agreement; (3) the risk of litigation relating to the proposed Merger; (4) uncertainties as to the timing of the consummation of the proposed transaction and the ability of each party to consummate the proposed Merger; (5) risks related to disruption of management time from ongoing business operations due to the proposed Merger; (6) unexpected costs, charges or expenses resulting from the proposed Merger; (7) the ability of the Assertio and Zyla to retain and hire key personnel; (8) competitive responses to the proposed Merger and the impact of competitive services; (9) certain restrictions during the pendency of the merger that may impact Assertio’s or Zyla’s ability to pursue certain business opportunities or strategic transaction; (10) potential adverse changes to business relationships resulting from the announcement or completion of the proposed transaction; (11) the combined company’s ability to achieve the growth prospects and synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating the combined company’s existing businesses; (12) negative effects of this announcement or the consummation of the proposed Merger on the market price of Assertio’s or Zyla’s common stock, credit ratings and operating results;  (13) legislative, regulatory and economic developments, including changing business conditions in the industries in which Assertio and Zyla operate and (14) natural disasters or calamities, epidemics, pandemics or disease outbreaks (including COVID-19) or any escalation or worsening of the foregoing. These risks, as well as other risks associated with the proposed transaction, will be more fully described in the joint proxy statement/prospectus that will be filed with the United States Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction. Investors and potential investors are urged not to place undue reliance on forward-looking statements in this communication, which speak only as of this date. While Assertio or Zyla may elect to update these forward-looking statements at some point in the future, each specifically disclaims any obligation to update or revise any forward-looking-statements contained in this press release whether as a result of new information or future events, except as may be required by law.  Nothing contained herein constitutes or will be deemed to constitute a forecast, projection or estimate of the future financial performance of Assertio, Zyla, the new holding company or the combined company, whether following the implementation of the proposed transaction or otherwise.

No Offer or Solicitation

This communication relates to a proposed business combination involving Assertio and Zyla. The information in this communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed issuance of shares for Assertio and the proposed Merger for Zyla. The proposed issuance of shares will be submitted to Assertio’s stockholders and the proposed Merger will be submitted to Zyla’s stockholders for their consideration. In connection with the proposed Merger and the solicitation of proxies, Assertio and Zyla have filed, and mailed to their respective stockholders, the Joint Proxy Statement/Prospectus dated April 20, 2020.  BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER, INVESTORS AND STOCKHOLDERS OF ASSERTIO AND INVESTORS AND STOCKHOLDERS OF ZYLA ARE URGED TO READ THE DEFINITIVE REGISTRATION STATEMENT, INCLUDING THE JOINT PROXY STATEMENT, REGARDING THE PROPOSED MERGER (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

The Joint Proxy Statement, any amendments or supplements thereto and other relevant materials, and any other documents filed by Assertio or Zyla with the SEC, may be obtained once such documents are filed with the SEC free of charge at the SEC’s website at www.sec.gov or free of charge from Assertio at www.assertiotx.com or by directing a request to Assertio’s Investor Relations Department at investor@assertiotx.com or free of charge from Zyla at www.zyla.com or by directing a Zyla’s Investor Relations Department at ir@zyla.com.

Participants in the Solicitation

Assertio, Zyla and certain of their respective executive officers, directors, other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the proposed issuance of shares and the proposed Merger. Information regarding Assertio’s directors and executive officers is available in its Joint Proxy Statement/Prospectus  dated April 20, 2020 and its Annual Report on Form 10-K for the year ended December 31, 2019, that was filed with the SEC on March 10, 2020. Information regarding Zyla’s directors and executive officers is available in its Proxy Statement on Schedule 14A for its 2019 Annual Meeting of Stockholders, that was filed with the SEC on November 6, 2019 and in its Annual Report on Form 10-K for the year ended December 31, 2019, that was filed with the SEC on March 26, 2020. These documents may be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Joint Proxy Statement/Prospectus and other relevant materials relating to the proposed Merger to be filed with the SEC when they become available.

Investor and Media Contact:

Dan Peisert
Senior Vice President and Chief Financial Officer

dpeisert@assertiotx.com